Acquisitions (Tables)	3 Months Ended
Mar. 31, 2014
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed

The purchase price allocation and resulting impact on the corresponding condensed consolidated balance sheet relating to the Marcellus JV Buy-In is as follows:

(in thousands)
Financial assets	$34,242
Proved natural gas properties, net	288,000
Unproved natural gas properties	55,000
Goodwill	338,036
Financial liabilities	(49,313)
Long-term debt	(75,400)
Deferred tax liability	(17,933)

Total identifiable net assets	$572,632

Cash paid for acquisitions	$100,000
Fair value of equity issued	222,000
Fair value of pre-existing equity investment Total consideration	250,632

$572,632

Schedule of Business Acquisitions, by Acquisition

Subsequent to the completion of the Marcellus JV Buy-In and excluding the related gain of $203.6 million recorded at January 29, 2014, the 100%-owned Marcellus joint venture contributed the following to the Company’s consolidated operating results for the three months ended March 31, 2014:

Three Months Ended March 31, 2014
(in thousands)
Revenue	$34,935
Net income	$29,467

Business Acquisition, Pro Forma Information

The following unaudited pro forma combined financial information presents the Company’s results as though the Marcellus JV Buy-In has been completed at January 1, 2014 and January 1, 2013, respectively.

	Three Months Ended March 31, 2014 (Pro Forma)	Three Months Ended March 31, 2013 (Pro Forma)
	(in thousands, except per share data)
Pro forma net revenues	$102,402	$30,172
Pro forma net income (loss)	$(69,018)	$(7,762)
Pro forma loss per share (basic)	$(0.54)	$(0.08)
Pro forma loss per share (diluted)	$(0.54)	$(0.08)